EXHIBIT 24.1


         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Highwoods Properties, Inc. hereby severally constitute Ronald P. Gibson and Carman J. Liuzzo and each of them singly, our true and lawful attorney with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and our capacities as officers and directors to enable Highwoods Properties, Inc. to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signature as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

           Name                                                 Title                                Date

           /s/ O. Temple Sloan, Jr.                             Chairman of the Board of Directors                 October 4, 1996
--------------------------------------------
                O. Temple Sloan, Jr.


             /s/ Ronald P. Gibson                               President, Chief Executive Officer and             October 4, 1996
---------------------------------------------                   Director
                   Ronald P. Gibson


         /s/ William T. Wilson, III                             Executive Vice President and Director              October 4, 1996
---------------------------------------------                   and Chief Operating Officer
              William T. Wilson, III


              /s/ John L. Turner                                Chief Investment Officer and Vice                  October 4, 1996
---------------------------------------------                   Chairman of the Board of Directors
                   John L. Turner


               /s/ John W. Eakin                                Vice President and Director                        October 4, 1996
---------------------------------------------
                    John W. Eakin


             /s/ Thomas W. Adler                                Director                                          October 4, 1996
----------------------------------------------
                  Thomas W. Adler


           /s/ William E. Graham, Jr.                           Director                                          October 4, 1996
----------------------------------------------
                William E. Graham, Jr.


                /s/ Robert L. Kirby                             Director                                          October 4,  1996
-----------------------------------------------
                     Robert L. Kirby


              /s/ L. Glenn Orr, Jr.                             Director                                          October 4, 1996
------------------------------------------------
                   L. Glenn Orr, Jr.


           /s/ Willard H. Smith, Jr.                            Director                                          October 4, 1996
------------------------------------------------
                Willard H. Smith, Jr.








                /s/ Stephen Timko                               Director                                           October 4, 1996
                     Stephen Timko


              /s/ Carman J. Liuzzo                              Vice President, Chief Financial Officer            October 4, 1996
--------------------------------------------                    and Treasurer (Principal Accounting
                   Carman J. Liuzzo                             Officer)
